Execution Version

REGISTRATION RIGHTS AGREEMENT
REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 11, 2026, by and among New Fortress Energy Inc., a Delaware corporation (the “Company”) and each undersigned Investor (as defined herein) party hereto.
WHEREAS:
A.    On March 17, 2026, the Company entered into a Restructuring Support Agreement by and among the Company, certain of the Company’s subsidiaries (collectively with the Company, the “Group”), and certain of the Group’s lenders and noteholders (together with all exhibits, annexes, schedules, and appendices thereto, the “Restructuring Support Agreement”) setting forth the terms and conditions to govern a recapitalization of the Group’s outstanding indebtedness (the “Restructuring Transaction”).
B.    Pursuant to the terms of the Restructuring Support Agreement, the Company has agreed to issue to certain of the Group’s lenders and noteholders, including the Investors, (i) up to 2,454,936 shares of the Company’s Series A Mandatorily Convertible Preferred Stock, par value $0.01 per share (the “Convertible Preferred Shares”), which shall be convertible into shares of the Company’s Class A common stock, par value $0.01 per share (“Common Stock”) and (ii) 10,608,922 shares of Common Stock (the “Common Shares”).
C.    To induce the Investors to enter into the Restructuring Support Agreement and to participate in the transactions contemplated thereby, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, or any similar successor statutes and the rules and regulations thereunder (collectively, the “Securities Act”).
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:
1.DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:
a.“Affiliate” means, as to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee or general partner. For purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests or other equity interests or otherwise.
b.A Person shall be deemed to “Beneficially Own” securities if such Person is deemed to be a “beneficial owner” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement.

c.“Board” shall mean the Board of Directors of the Company.
d.“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
e.“Closing Date” means September 11, 2026.
f.“Company Securities” shall mean (i) the Common Shares, (ii) the Convertible Preferred Shares, (iii) the Conversion Shares (as defined below) and (iv) any shares of capital stock of the Company (or any successor or assign of the Company, whether by merger, reorganization, consolidation, sale of assets or otherwise) which may be issued or issuable with respect to the Common Shares, the Convertible Preferred Shares or the Conversion Shares, as a result of any stock split, stock dividend, recapitalization, exchange, conversion, combination, merger, consolidation or similar event or otherwise.
g.“Conversion Shares” means the shares of Common Stock issued or issuable upon conversion of any Convertible Preferred Shares.
h.“Exchange Act” means, collectively, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statutes.
i.“Governmental Authority” means the government of the United States of America or the government of any other nation, or any political subdivision thereof, whether state, provincial or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administration powers or functions of or pertaining to government over the Company or any of its subsidiaries, or any of their respective properties, assets or undertakings.
j.“Initial Filing Deadline” means the date that is ten (10) Business Days after the Closing Date.
k.“Initial Registration Statement” means a Registration Statement (as defined below) or Registration Statements filed under the Securities Act pursuant to Section 2.a.i hereof covering the Registrable Securities (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).
l.“Initial Required Registration Amount” means 100% of the Registrable Securities as of the trading day immediately preceding the applicable date of determination.
m.“Investor” means each Person initially party hereto, or any transferee or assignee thereof to whom such Person assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10 and such a transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10.
n.“National Securities Exchange” means The New York Stock Exchange, The Nasdaq Global Select Market or the Nasdaq Global Market.
o.“Permitted Transfer” means the transfer of the Company Securities (i) to any Affiliate of the Investor; (ii) to any investment fund or other entity under common control or management by entities that are Affiliates of the Investor; (iii) by operation of law or pursuant to the order of any regulatory agency, (iv) pursuant to any bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed,
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the Company Securities shall remain subject to the provisions of this Agreement or (v) with the prior consent of the Company.
p.“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, or any other legal entity.
q.“Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.
r.“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such registration statement(s) by the SEC.
s.“Registrable Securities” means any Company Securities currently owned or hereinafter acquired by any Investor; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities has become effective under the Securities Act and such securities are disposed of in accordance with such Registration Statement, (ii) such securities are sold in accordance with Rule 144 or an applicable exemption from registration under the Securities Act, (iii) both (A) such securities are eligible to be sold by the holder thereof pursuant to Rule 144 without limitation, restriction or condition (including any holding period, current public information requirement, limitation on volume, manner of sale restrictions or notice requirement) thereunder and (B) all restrictive legends and any “stop transfer” notations, instructions or similar transfer restrictions imposed under securities laws have been removed from such securities or (iv) such securities are sold to the Company. For purposes of calculating any amounts of Registrable Securities, the Convertible Preferred Shares shall be treated as if converted to Conversion Shares.
t.“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering Registrable Securities and the resale thereof (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).
u.“Required Investors” means the Investors holding of a majority of the then-outstanding Registrable Securities. For purposes of this Agreement, Registrable Securities held by an Investor and its Affiliates (and/or by investment funds or other entities under common control or management with such Investor) shall be aggregated in determining whether any Investor (or group of Investors) satisfies any ownership threshold, consent right, demand right, or other approval requirement under this Agreement.
v.“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule.
w.“Rule 415” means Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.
x.“SEC” means the United States Securities and Exchange Commission.
y.“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering (as defined below) and not as part of such dealer’s market-making activities.
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z.“Underwritten Registration” or “Underwritten Offering” shall mean a registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.
2.REGISTRATION.
a.Shelf Registration Statement.
i.The Company shall prepare, and, as soon as reasonably practicable, but in no event later than the Initial Filing Deadline, file with the SEC a Registration Statement on Form S-1 (“Form S-1”) or applicable successor form covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Investors may reasonably specify. The Initial Registration Statement prepared pursuant hereto shall register for resale the number of Registrable Securities equal to the Initial Required Registration Amount. The Company shall use commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC as soon as reasonably practicable, but not later than thirty (30) days after the filing thereof (or ninety (90) days after the filing thereof if the SEC notifies the Company that it will “review” the Initial Registration Statement). The Company shall use commercially reasonable efforts to have the Initial Registration Statement remain continuously effective, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep the Initial Registration Statement continuously effective under the Securities Act until the earlier of (A) such date that all Registrable Securities have ceased to be Registrable Securities or (B) such date on which a Registration Statement on Form S-3 (“Form S-3”) (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form) has become effective.
ii.Once the Company shall have qualified for the use of a Registration Statement on Form S-3 (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form), and at such time the Company has an outstanding Registration Statement on Form S-1, the Company will use commercially reasonable efforts to, as promptly as practicable, convert such outstanding Registration Statement on Form S-1 into a Registration Statement on Form S-3. If the Company does not have an outstanding Registration Statement on Form S-1 at such time, the Company will use commercially reasonable efforts to, as soon as reasonably practicable, file a new Registration Statement on Form S-3 (or similar or successor form) covering any then-remaining Registrable Securities. The Company shall use commercially reasonable efforts to have the Registration Statement on Form S-3 remain continuously effective, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep the Registration Statement on Form S-3 continuously effective under the Securities Act until the earlier of (A) such date that all Registrable Securities have ceased to be Registrable Securities and (B) such date on which the Investors have sold all of the Registrable Securities covered by such Registration Statement in accordance with such Registration Statement or pursuant to Rule 144.
iii.At any time that a Registration Statement provided for in subsection 2.a.i and subsection 2.a.ii is not available for use by the Investors following such Registration Statement being declared effective by the SEC (a “Demand Registration Period”), subject to this subsection 2.a.iii and Section 2.f, at any time and from time to time during such Demand Registration Period, Investors holding Registrable Securities representing in the aggregate at least ten percent (10%) of the Registrable Securities then outstanding (the “Demanding Investors”) shall have the right to make a written demand from time to time to effect one or more Registration Statements under the Securities Act covering all or any part of their
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Registrable Securities, by delivering a written demand therefor to the Company, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof. Any such request by any Demanding Investor pursuant to this subsection 2.a.iii is referred to herein as a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration” (with respect to any Demand Registration, the Demanding Investors making such demand for registration being referred to as the “Initiating Investors”). Subject to Section 2.f, the Demanding Investors shall be entitled to request (and the Company shall be required to effect) an unlimited number of Demand Registrations pursuant to this subsection 2.a.iii. The Company shall give written notice (the “Demand Exercise Notice”) of such Demand Registration Request to each of the Investors of record of Registrable Securities as soon as reasonably practicable but no later than two (2) Business Days after receipt of the Demand Registration Request. The Company, subject to Section 2.f, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Investors and (y) the Registrable Securities of any other Investor of Registrable Securities which shall have made a written request to the Company for inclusion in such registration pursuant to this subsection 2.a.iii (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Investor) within five (5) days following the receipt of any such Demand Exercise Notice. The Company shall, as expeditiously as possible, but subject to Section 2.f, use its reasonable best efforts to (x) file or confidentially submit with the SEC (no later than (A) sixty (60) days from the Company’s receipt of the applicable Demand Registration Request if the Demand Registration is on Form S-1 or similar long-form registration or (B) thirty (30) days from the Company’s receipt of the applicable Demand Registration Request if the Demand Registration is on Form S-3 or any similar short-form registration), (y) cause to be declared effective as soon as reasonably practicable such Registration Statement under the Securities Act that includes the Registrable Securities which the Company has been so requested to register, for distribution in accordance with the intended method of distribution and (z) if requested by the Initiating Investors, obtain acceleration of the effective date of the Registration Statement relating to such registration.
iv.Subject to Section 2.f, the Demanding Investors may make a written demand from time to time to elect to sell all or any part of their Registrable Securities pursuant to an Underwritten Offering pursuant to a Registration Statement effected pursuant to subsection 2.a.i, subsection 2.a.ii or subsection 2.a.iii above, provided the gross proceeds from such sale are reasonably expected to exceed, in the aggregate, the lower of (A) $25,000,000 and (B) 10% of the aggregate amount of then-outstanding Registrable Securities (the “Minimum Demand Threshold”). Such written demand shall describe the amount and type of securities to be included in such registration, the intended method(s) of distribution thereof and the identity of the Investor(s) making such demand. The Demanding Investors shall make such election by delivering to the Company a written request (a “Shelf Underwriting Request”) for such Underwritten Offering specifying the number of Registrable Securities that the Demanding Investors desire to sell pursuant to such Underwritten Offering (the “Shelf Underwriting”). As soon as reasonably practicable, but no later than two (2) Business Days after receipt of a Shelf Underwriting Request, the Company shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to the Investors of record of other Registrable Securities registered on such Registration Statement (“Shelf Registrable Securities”). The Company, subject to Section 2.f, shall include in such Shelf Underwriting (A) the Registrable Securities of the Demanding Investors and (B) the Shelf Registrable Securities of any other Investor of Shelf Registrable Securities that shall have made a written request to the Company for inclusion in such Shelf Underwriting (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Investor) within five (5) days after the receipt of the Shelf Underwriting Notice. The Company shall, as expeditiously as possible (and in any event within fifteen (15) Business Days after the receipt of a Shelf Underwriting Request), but subject to Section 2.f, use its reasonable best efforts to effect such Shelf Underwriting. The Company shall, at the request of any Demanding Investors, file any
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prospectus supplements, post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Demanding Investors or any other Investor of Shelf Registrable Securities to effect such Shelf Underwriting pursuant a Registration Statement provided for in subsection 2.a.i, subsection 2.a.ii or subsection 2.a.iii hereto. Once a Registration Statement has been declared effective, the Demanding Investors may request, and the Company shall be required to facilitate, (x) not more than five (5) Shelf Underwritings pursuant to this subsection 2.a.iv in the aggregate and (y) not more than two (2) Shelf Underwritings pursuant to this subsection 2.a.iv in any twelve-month period; provided, however, that, in each case, a Shelf Underwriting shall not be counted for such purposes unless a Registration Statement has become effective and all of the Registrable Securities requested by the Demanding Investors to be registered on behalf of the Demanding Investors in such Shelf Underwriting have been sold2.a.iii. Notwithstanding the foregoing, if a Demanding Investor wishes to engage in an underwritten block trade or similar transaction or other transaction with a two-day or less marketing period (collectively, “Underwritten Block Trade”) off of a Registration Statement, then notwithstanding the foregoing time periods, such Demanding Investor need only notify the Company of the Underwritten Block Trade three (3) Business Days prior to the day such offering is to commence. The Company shall give notice to the other Investors of such Underwritten Block Trade as promptly as practicable and in any event within two (2) Business Days after receipt of the Underwritten Block Trade request. Other Investors may elect to participate in such Underwritten Block Trade to the extent practicable given the marketing timetable and securities law considerations; provided that any cutbacks shall be made in accordance with Section 2.c. The Demanding Investor requesting such Underwritten Block Trade shall use commercially reasonable efforts to work with the Company and the Underwriters prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Underwritten Block Trade.
b.Legal Counsel. The Company shall be responsible for the fees and documented out-of-pocket costs of one legal counsel to be selected by the Required Investors to review and oversee any registration pursuant to this Section 2 (the “Legal Counsel”).The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Agreement.
c.Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Shelf Underwriting or Demand Registration, in good faith, advise the Company, the Demanding Investors and any other Investors participating in the Underwritten Registration (if any) (the “Requesting Investors”) in writing that the dollar amount or number of Registrable Securities that such Investors desire to sell, taken together with all other shares of Common Stock or other equity securities that the Company desires to sell and the shares of Common Stock, if any, as to which a registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows:
i.first, the Registrable Securities of the Demanding Investors and the Requesting Investors (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Investor and Requesting Investor (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Investors and Requesting Investors have collectively requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; provided, that any securities thereby
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allocated to an Investor that exceed such Investor’s request shall be reallocated among the remaining Investors in like manner;
ii.second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of Common Stock or other equity securities the Company is obligated to register pursuant to the Shareholders’ Agreement;
iii.third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and
iv.fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i)-(iii), the shares of Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.
d.Demand Registration Withdrawal. A majority-in-interest of the Demanding Investors initiating a Shelf Underwriting or Demand Registration, pursuant to a registration under Section 2.a shall have the right in their sole discretion to withdraw from a registration pursuant to such Demand Registration upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such registration prior to (i) in the case of a Shelf Underwriting, the filing of a preliminary prospectus supplement setting forth the terms of the Underwritten Offering with the SEC and (ii) in the case of a Demand Registration, the effectiveness of the Registration Statement filed with the SEC with respect to the registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses (as defined herein) incurred in connection with a registration pursuant to a Shelf Underwriting or Demand Registration prior to its withdrawal under this Section 2.d.
e.Piggy-back Registration.
i.Piggy-back Rights. If, at any time on or after the date hereof, the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company, other than a registration statement (A) filed in connection with any employee stock option or other benefit plan, (B) for an exchange offer, as part of a merger, consolidation or similar transaction or for an offering of securities solely to the Company’s existing stockholders, (C) for an offering of debt that is convertible into equity securities of the Company, (D) for a dividend reinvestment plan, (E) filed pursuant to Section 2 hereof or (F) filed in connection with an Underwritten Block Trade for its own account, then the Company shall give written notice of such proposed filing to the Investors as soon as reasonably practicable (but not less than five (5) Business Days prior to the filing by the Company with the SEC of any Registration Statement with respect thereto; provided that, for any Underwritten Block Trade, three (3) Business Days’ notice shall be sufficient), which notice shall (x) describe the amount and type of securities to be included in such offering, the proposed date of filing of such registration statement with the SEC, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters in such offering (if any and if known), and (y) offer to each Investor holding at least five percent (5%) of the Registrable Securities then outstanding (each, a “Piggy-back Eligible Investor”) the opportunity to register the sale of such number of Registrable Securities as such Piggy-back Eligible Investors may request in writing within five (5) Business Days after receipt of such written notice (such registration, a “Piggy-back Registration”); provided that,
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for any Underwritten Block Trade, such election must be made as promptly as practicable (and in any event within three (3) Business Days after receipt of such notice). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggy-back Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Piggy-back Eligible Investors pursuant to this Section 2.e.i to be included in a Piggy-back Registration on the same terms and conditions as any similar securities of the Company included in such registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Piggy-back Eligible Investors proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.e.i shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. The Company may postpone or withdraw the filing or the effectiveness of a Piggy-back Registration at any time in its sole discretion.
ii.Reduction of Piggy-back Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggy-back Registration, in good faith, advises the Company and the Piggy-back Eligible Investors participating in the Piggy-back Registration in writing that the dollar amount or number of the shares of Common Stock that the Company desires to sell, taken together with (i) the securities of the Company, if any, as to which registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Investors hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.e.i hereof, and (iii) the securities of the Company, if any, as to which registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:
(1)If the registration is undertaken for the Company’s account, the Company shall include in any such registration:
(A)first, the equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities;
(B)second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Piggy-back Eligible Investors exercising their rights to register their Registrable Securities pursuant to Section 2.e.i hereof, together with any shares of Common Stock or other equity securities the Company is obligated to sell pursuant to the Shareholders’ Agreement, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; provided, that any securities thereby allocated to a Piggy-back Eligible Investor that exceed such Piggy-back Eligible Investor’s request shall be reallocated among the remaining Piggy-back Eligible Investors and sellers pursuant to the Shareholders’ Agreement, in like manner; and
(C)third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the equity securities as to which registration has been requested pursuant to written contractual registration rights of other stockholders of the Company, pro rata based on the number of securities each such other stockholder has
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requested be included (or in accordance with pre-existing contractual obligations of the Company existing as of the date hereof), which can be sold without exceeding the Maximum Number of Securities. Notwithstanding anything to the contrary herein, no registration rights granted by the Company after the date hereof may have priority over Investors in any cutback under this Section 2.e.ii without the prior written consent of the Required Investors.
(2)If the registration is pursuant to a request by persons or entities other than the Piggy-back Eligible Investors, then the Company shall include in any such registration:
(A)first, the equity securities of such requesting persons or entities, which can be sold without exceeding the Maximum Number of Securities;
(B)second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Piggy-back Eligible Investors exercising their rights to register their Registrable Securities pursuant to Section 2.e.i, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; provided, that any securities thereby allocated to a Piggy-back Eligible Investor that exceed such Piggy-back Eligible Investor’s request shall be reallocated among the remaining Piggy-back Eligible Investors in like manner;
(C)third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the equity securities that the Company desires to sell which can be sold without exceeding the Maximum Number of Securities; and
(D)fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, pro rata based on the number of securities each such other person or entity has requested be included (or in accordance with pre-existing contractual obligations of the Company existing as of the date hereof), which can be sold without exceeding the Maximum Number of Securities. Notwithstanding anything to the contrary herein, no registration rights granted by the Company after the date hereof may have priority over Investors in any cutback under this Section 2.e.ii without the prior written consent of the Required Investors.
iii.Piggy-back Registration Withdrawal. Any Piggy-back Eligible Investor shall have the right to withdraw from a Piggy-back Registration for any or no reason whatsoever upon
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written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggy-back Registration prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Piggy-back Registration. The Company (in its sole discretion or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may postpone or withdraw the filing or effectiveness of a Piggy-back Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggy-back Registration prior to its withdrawal under this Section 2.e.iii.
iv.Unlimited Piggy-back Registration Rights. For purposes of clarity, any registration effected pursuant to Section 2.e hereof shall not be counted as a registration pursuant to a Shelf Underwriting or Demand Registration effected under Section 2.a hereof.
f.Restrictions on Registration Rights. Any deferral or suspension of a Shelf Underwriting, Demand Registration or Piggyback Registration shall be governed exclusively by the Grace Period provisions set forth in Section 3.s and the stop order provisions set forth in Section 3.g. Except as expressly permitted under Section 3.s (Grace Period) and Section 3.g (stop orders), the Company may not delay, defer or refuse to effect any properly requested Shelf Underwriting, Demand Registration or Piggyback Registration.
3.RELATED OBLIGATIONS. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the Company will use best efforts to effect the registration of the Registrable Securities to permit the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:
a.The Company shall use commercially reasonable efforts to, as soon as reasonably practicable, prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable filing deadline) and, if necessary, use commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as reasonably practicable after such filing. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date on which the Investors have sold all of the Registrable Securities covered by such Registration Statement in accordance with such Registration Statement or pursuant to Rule 144, (ii) the date that all Registrable Securities have ceased to be Registrable Securities and, (iii) solely in the case of the Initial Registration Statement, the date on which a Registration Statement on Form S-3 has become effective (the “Registration Period”). No Investor shall be named as an “underwriter” in the Registration Statement without such Investor’s prior written consent, except that an Investor may be named as a “statutory underwriter” if such Investor is, or is affiliated with, a broker dealer and states such fact in writing to the Company (unless such Investor represents in writing to the Company that (A) it purchased such securities in the ordinary course of business; and (B) at the time of purchase of the securities being registered for resale, the Investor had no agreements or understandings, directly or indirectly, with any person to distribute the securities); provided, however, that if naming as a statutory underwriter is legally required for the registration and an Investor withholds consent to be so named, the Company may exclude that Investor from that particular registration or offering without prejudice to such Investor’s registration rights under this Agreement for future registrations or offerings. Such Registration Statement (including any amendments or supplements thereto and any Prospectuses (preliminary, final, summary or free writing)) contained therein or related thereto shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.
b.The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in
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connection with such Registration Statement, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement during the Registration Period. The Company shall promptly notify each Investor of any request by the SEC or any other Governmental Authority, during the period of effectiveness of a Registration Statement, for amendments or supplements to such Registration Statement or related Prospectus or for additional information.
c.The Company shall provide the Initial Registration Statement (which Registration Statement shall contain a “plan of distribution” and a “selling stockholder” section) and all other Registration Statements (and all amendments and supplements to all Registration Statements (except for annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, and any similar or successor reports)) to each Investor at least seven (7) Business Days prior to their filing with the SEC, which documents shall be subject to the reasonable review and comment by each Investor; provided, however, that for prospectus supplements or other documents related to expedited takedowns, including Underwritten Block Trades, such drafts shall be provided as early as practicable and, to the extent practicable, no later than twenty-four (24) hours prior to filing. The Company shall promptly provide to each Investor copies of any correspondence from the SEC to the Company or its representatives relating to any Registration Statement and shall provide each Investor the opportunity to review and comment upon the Company’s responses to any such correspondence.
d.The Company shall provide to each Investor, upon request, without charge, such documents, including copies of any Prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.
e.The Company shall use best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under the securities or applicable state blue sky or state securities laws (“Blue Sky”) laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions or obtain exemptions from the registration and qualification requirements of such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.e, (y) subject itself to general taxation in any jurisdiction, or (z) file a general consent to service of process in any jurisdiction in which it is not currently so qualified or subject to general taxation or has not currently so consented. The Company shall promptly notify each Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification (or exemption from qualification) of any of the Registrable Securities for sale under the securities or Blue Sky laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.
f.The Company shall notify each Investor of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which, in the case of a Registration Statement, it includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus included in a Registration Statement, it includes an
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untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made (provided that in each notice the Company shall not disclose any material non-public information to any Investor unless otherwise requested in writing by such Investor which Investor agrees in writing to hold such information in confidence until such time as it is disclosed in the Company’s sole discretion), and, subject to Section 3.s,3.s promptly prepare and file with the SEC a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to each Investor (or such other number of copies as each Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, if necessary, when a Registration Statement or any post-effective amendment has become effective (promptly providing written notice of such effectiveness to each Investor), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or related information and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the date following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement.
g.The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement (other than during an Allowable Grace Period (as defined below)), or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time and to notify each Investor of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
h.The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
i.The Company shall use best efforts to cause all the Registrable Securities covered by a Registration Statement to be listed on the primary securities exchange or trading market on which securities of the same class or series issued by the Company are listed, and with the same CUSIP. For the avoidance of doubt, and subject to Section 5, the Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.i.
j.The Company shall cooperate with the Investors that hold Registrable Securities being offered and the Underwriters, if any, and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be sold pursuant to a Registration Statement and enable such certificates to be in such names and denominations or amounts, as the case may be, and/or the timely
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delivery of the Registrable Securities to be sold pursuant to a Registration Statement through the Direct Registration System (DRS) of The Depository Trust Company (the “DTC”) or crediting of the Registrable Securities to be sold pursuant to a Registration Statement to the applicable account (or accounts) with DTC through its Deposit/Withdrawal At Custodian (DWAC) system, in any such case as each Investor may reasonably request.
k.The Company covenants that it will use commercially reasonable efforts to ensure that the Common Stock, the Convertible Preferred Shares and any Conversion Shares are DTC-eligible as promptly as practicable. If any such shares are required to bear a restrictive legend, the Company shall use commercially reasonable efforts to have such shares issued through the facilities of DTC under a restricted CUSIP if feasible, or otherwise in book-entry form. The Company shall use commercially reasonable efforts to remove restrictive legends and stop-transfer instructions as soon as removal is permitted under applicable law, including promptly obtaining and delivering to the transfer agent legal opinions customarily required for legend removal upon the request of the holder.
l.The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the applicable Registration Statement and, will promptly in connection with any sale of Registrable Securities pursuant to such Registration Statement or Rule 144, and, if required by the transfer agent, provide to the transfer agent any authorizations, certificates and directions (including legal opinions) required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend in connection with the sale by the holder of such shares of Registrable Securities under such Registration Statement or Rule 144.
m.If requested by an Investor, the Company shall (i) as soon as reasonably practicable, incorporate in a prospectus supplement or post-effective amendment such information as such Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to such Investor, the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as reasonably practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as reasonably practicable, supplement or amend any Registration Statement as reasonably requested by such Investor.
n.The Company shall otherwise use best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.
o.To the extent not made by the Underwriters in the case of an Underwritten Offering, the Company shall make such filings with the Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 5110 or otherwise (including providing all required information and paying required fees thereto), as and when requested by any Investor, or in the case of an Underwritten Offering, by any Underwriter, and make all other filings and take all other actions reasonably necessary to expedite and facilitate the disposition by the Investors pursuant to a Registration Statement, including promptly responding to any comments received from FINRA.
p.The Company shall enter into such customary agreements (including, in the case of Underwritten Offering, an underwriting agreement) and take such other actions as any of the Investors or Underwriters, if any, may reasonably request in order to expedite and facilitate the disposition of the Registrable Securities covered by a Registration Statement.
q.Following the Closing Date, the Company shall use commercially reasonable efforts to remain subject to the reporting requirements of the Exchange Act and to timely file all reports
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required thereunder. If at any time after the Closing Date, the Common Shares and the Convertible Preferred Shares are not listed on a National Securities Exchange, the Investors holding of a majority of the number of Convertible Preferred Shares outstanding as of the Closing Date may require the Company to use commercially reasonable efforts to cause the Common Shares and, after the Company satisfies applicable listing standards, the Convertible Preferred Shares, to be listed on a National Securities Exchange as soon as reasonably practicable.
r.In the event of an Underwritten Offering:
i.the Company shall obtain for the managing Underwriter or Underwriters of such offering a “cold comfort” letter from the Company’s independent registered public accountants;
ii.the Company shall obtain for the managing Underwriter or Underwriters of such offering an opinion of counsel representing the Company covering legal matters with respect to the registration;
iii.if requested by any Underwriter, the Company shall agree, and shall cause any directors or officers of the Company to agree, to be bound by customary “lock-up” agreements restricting the ability to dispose of Company Securities; and
iv.if reasonably requested by the managing Underwriter(s) (or the initiating Investors acting through the managing Underwriter(s)), the Company shall use commercially reasonable efforts to make available senior executives of the Company to participate in customary ‘road show’ presentations that may be reasonably requested by the managing Underwriter(s).
s.Grace Period.
i.Notwithstanding anything to the contrary in Section 3.f, and subject to the provisions of this Section 3.s3.s and a good faith determination by the Board (or a duly authorized committee thereof) that it is necessary to delay, defer or refuse to effect any registration or suspend the use of any Registration Statement, following the effectiveness of such Registration Statement (and the filings with any federal or state securities commissions), the Company, by written notice to the Investors, may (x) defer its obligation to effect any Shelf Underwriting, Demand Registration or Piggy-back Registration, (y) suspend the use of any Registration Statement covering Registrable Securities, or (z) direct the Investors to suspend sales of the Registrable Securities pursuant to such Registration Statement, in each case for such times as the Company reasonably may determine is necessary and advisable (a “Grace Period”), if (each, a “Grace Period Event”):
(1)such action would require disclosure of material non-public information that the Company has bona fide business purpose for preserving as confidential;
(2)such action would materially interfere with a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business)), corporate reorganization, or other similar transaction involving the Company; or
(3)such action would render the Company unable to comply with requirements under the Securities Act or the Exchange Act.
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ii.The Company shall (A) promptly provide written notice to the Investors of the occurrence giving rise to a Grace Period (provided that, the Company shall not disclose the content of such material non-public information) and the date on which the Grace Period will begin (a “Grace Period Notice”), which Grace Period Notice shall include a statement that the Board (or a duly authorized committee thereof) has made the good faith determination required by Section 3.s.i and shall specify the clause of Section 3.s.i pursuant to which the Grace Period is being invoked, and (B) as soon as such date may be determined, promptly provide written notice to the Investors of the date on which the Grace Period ends (an “End of Grace Period Notice”).
iii.Any Grace Period Notice shall state that such Grace Period shall continue only for so long as the Grace Period Event or its effect is continuing and that the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible. The Investors shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Grace Period Notice from the Company and prior to receipt of an End of Grace Period Notice. The Investors may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) upon receipt of an End of Grace Period Notice from the Company, which notice shall be given by the Company promptly following the conclusion of any Grace Period Event.
iv.The delivery of a Grace Period Notice shall be subject to the following conditions: (A) the Company may deliver a Grace Period Notice no more than two (2) times in any calendar year, (B) no single Grace Period shall exceed forty-five (45) consecutive days, (C) the total number of Grace Period days shall not exceed an aggregate of ninety (90) days during any three hundred sixty-five (365) day period, and (D) no Grace Period may begin less than ten (10) trading days after the last day of any prior Grace Period (each Grace Period that satisfies all of the conditions of this Section 3.s.iv3.s.iv being referred to as an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive a Grace Period Notice and shall end on and include the later of the date the Investors receive the End of Grace Period Notice and the date referred to in such notice. The provisions of Section 3.f hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3.f with respect to the information giving rise thereto unless such material non-public information is no longer applicable.
v.Upon the earlier to occur of (A) the Company delivering to the Investors an End of Grace Period Notice or (B) the end of the maximum permissible Grace Period, the Company shall use its commercially reasonable efforts to promptly amend or supplement the Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Investors to resume sales of the Registrable Securities as soon as possible.
4.OBLIGATIONS OF THE INVESTORS.
a.At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement and at least seven (7) Business Days prior to the filing of any amendment or supplement to a Registration Statement, the Company shall notify each Investor in writing of the information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor’s Registrable Securities are included in such Registration Statement (each, an “Information Request”). Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this
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Agreement with respect to the Registrable Securities of a particular Investor that, at least five (5) Business Days prior to the anticipated filing date, such Investor shall have furnished to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities.
b.Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.
c.Each Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3.f, Section 3.g, or Section 3.s,3.s such Investor will discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.f or receipt of notice from the Company in writing that no supplement or amendment is required or that the Allowable Grace Period has ended. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3.f, Section 3.g or Section 3.s3.s and for which the Investor has not yet settled.
5.EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 2 and Section 3, including all registration, listing, FINRA, Blue Sky and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, as well as all other costs and expenses incurred in connection with the Company’s compliance with its obligations under this Agreement, shall be paid by the Company (including reasonable fees and disbursements of one counsel for the selling holders of Registrable Securities pursuant to Section 2.b) (collectively, “Registration Expenses”). Each Investor shall pay all underwriting discounts and commissions, broker or similar fees and transfer taxes, if any, relating to the sale or disposition of such Investor’s Registrable Securities.
6.PARTICIPATION IN UNDERWRITTEN OFFERINGS. The Company shall have the right to select an Underwriter or Underwriters in connection with any Underwritten Offering initiated by the Company. In connection with any Underwritten Offering pursuant to a Shelf Underwriting initiated by the Demanding Investors (or other Investors entitled to initiate such offering under this Agreement), the Demanding Investors shall have the right to select an Underwriter or Underwriters, subject to the Company’s approval (not to be unreasonably withheld, conditioned or delayed, it being understood that approval shall be deemed given if the proposed Underwriter is a nationally recognized investment bank with experience underwriting offerings of similarly situated issuers). No Person may participate in any Underwritten Offering for equity securities of the Company pursuant to a registration initiated by the Company or a Demanding Investor hereunder unless such person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company or the Demanding Investor, as applicable, and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.
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7.INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement:
a.By the Company. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, and its respective directors, officers, managers, employees and agents, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable and documented attorneys’ fees, amounts paid in settlement, joint or several, and any reasonable and documented expenses (collectively, “Indemnified Damages”), incurred in investigating, preparing or defending any action, claim, suit, proceeding, investigation or appeal taken from the foregoing by or before any court or Governmental Authority or other administrative or regulatory agency or body (including the SEC and any state commission or authority or self-regulatory organization or securities exchange in the United States or elsewhere), whether pending or threatened (each, a “Claim” and collectively, “Claims”), to which any of them may become subject insofar as such Claim (or actions or proceedings, whether commenced or threatened, in respect thereof) or Indemnified Damages arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other Blue Sky laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including any preliminary Prospectus, free writing Prospectus or final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto, and including all information incorporated by reference therein), or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 7.c, the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7.a: (x) shall not apply to a Claim or Indemnified Damages sought by an Indemnified Person to the extent arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive any transfer of Registrable Securities by any Investor pursuant to Section 10.
b.By the Investors. In connection with any Registration Statement in which an Investor’s Registrable Securities are included, each such Investor agrees, severally and not jointly, to indemnify, hold harmless and defend the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), to the same extent and in the same manner as is set forth in Section 7.a with respect to the Indemnified Persons, against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon: (i) any untrue
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statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other Blue Sky laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, any Violations, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with the preparation of the Registration Statement or any amendment thereof or supplement thereto; and, subject to Section 7.c, such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section Error! Reference source not found. and the agreement with respect to contribution contained in Section 8 shall not apply to amounts paid in settlement of any Claim or Indemnified Damages if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, that an Investor shall be liable under this Section Error! Reference source not found. for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive any transfer of Registrable Securities by any Investor pursuant to Section 10.
c.Notice. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7 of the written threat of or notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim or Indemnified Damages, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, promptly deliver to the indemnifying party a written notice of the written threat of or notice of the commencement of such action or proceeding; provided that failure to so notify the indemnifying party will not relieve the indemnifying party from any liability it may have to such indemnified party hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such Claim to the extent then known. In case any such action or proceeding is brought against any Indemnified Party or Indemnified Person and such Indemnified Party or Indemnified Person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel for the Indemnified Person or Indemnified Party, as applicable, and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by counsel to the indemnifying party in such proceeding. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or proceeding or Claim or Indemnified Damages by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action, proceeding or Claim or Indemnified Damages. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the
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defense or any settlement negotiations with respect thereto. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, as the case may be, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as applicable) of a full release from all liability with respect to such Claim or Indemnified Damages or which includes any admission as to fault or culpability on the part of such Indemnified Party or Indemnified Person. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action or proceeding as a result of such failure.
d.The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. The Indemnified Party or Indemnified Person shall promptly reimburse the indemnifying party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party or Indemnified Person is finally judicially determined to not be entitled to indemnification hereunder.
e.The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.
8.CONTRIBUTION. If the indemnification provided for in Section 7 is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such Indemnified Party or Indemnified Person, shall contribute to the amount paid or payable by such Indemnified Party or Indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the Indemnified Party or Indemnified Person on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party, on the one hand, and of the Indemnified Party or Indemnified Person on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Party or Indemnified Person, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the indemnifying party be greater in amount than the amount which such indemnifying party would have been obligated to pay if indemnification pursuant to Section 7.a or Section Error! Reference source not found., as applicable, had been available.
9.REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to use commercially reasonable efforts to:
a.make and keep public information available, as those terms are understood and defined in Rule 144;
b.file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements
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and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
c.furnish to each Investor, unless otherwise available at no charge by access electronically to the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto), so long as such Investor owns Registrable Securities, promptly upon request, (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (ii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.
10.ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by the Investors (i) in connection with any Permitted Transfer and (ii) to any transferee of all or any portion of Registrable Securities if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company; (b) the Company is furnished with written notice within three (3) Business Days of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned; and (c) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.
11.AMENDMENT AND WAIVER. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Investors. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to each of the Investors. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of an Investor whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Investors may be given solely by such Investor.
12.TERMINATION. The rights of any particular Investor under this Agreement shall terminate with respect to such Investor on the date upon which such Investor no longer holds any Registrable Securities. This Agreement shall terminate on the date on which no Registrable Securities remain issuable or outstanding.
13.MISCELLANEOUS.
a.A Person is deemed to be a holder of Registrable Securities (or a transferee or assignee of Registrable Securities, as applicable) whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.
b.Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon receipt, when delivered via email, personally or by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:
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If to the Company:
New Fortress Energy Inc.,
11 W. 19th Street, 8th Floor
New York, New York 10011
Attention: Kevin Sullivan; Matthew Reinhard
With copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Michael J. Schwartz
If to Investors, at the most current address given by the transfer agent and registrar of the Company Securities.
c.Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
d.All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
e.This Agreement and the other documents executed in contemplation thereof (the “Transaction Documents”) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
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f.Subject to the requirements of Section 10, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.
g.The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
h.This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense.
i.Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
j.The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.
k.Each Investor shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Investor has been granted at any time under any other agreement or contract and all of the rights that such Investor has under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.
l.This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 7 and Section 8 hereof, each Indemnified Person and Indemnified Party, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
m.From the date hereof, the Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415) and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder.
n.The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Securities remain outstanding; provided, however, that the Company’s
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obligations under Section 7, Section 8 and Section 13 of this Agreement shall remain in full force and effect following such time.
o.The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.
p.Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation and (v) all references to any period of days shall be deemed to be to the relevant number of calendar days unless otherwise specified.
* * * * * *
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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.
COMPANY:
NEW FORTRESS ENERGY INC.
By:    /s/ Matthew Reinhard
Name:    Matthew Reinhard
Title:    Co-General Counsel and Chief Compliance Officer

[Signature Page to Registration Rights Agreement]

EXECUTED by the THE INVESTORS, acting by NFE GLOBAL HOLDINGS LIMITED under the power of attorney for and on behalf of each CoreCo Plan Creditor (as defined therein) granted to NFE Global Holdings Limited pursuant to the terms of the English law restructuring plan in its name under Part 26A of the UK Companies Act 2006 approved on 18 June 2026.

By: /s/ Matthew Reinhard
Name: Matthew Reinhard
Title: Director

[Signature Page to Registration Rights Agreement]